EXHIBIT 10.1

AMENDMENT TO IPALCO SHAREHOLDERS’ AGREEMENT

This AMENDMENT (this “Amendment”) to that certain IPALCO Shareholders’ Agreement, by and among AES U.S. Investments, Inc., an Indiana corporation (“Holdco Inc.”), IPALCO Enterprises, Inc., an Indiana corporation (the “Company”), and CDP Infrastructures Fund L.P., a Delaware limited partnership, dated as of February 11, 2015 (the “Agreement”), is made effective as of April 4, 2025. This Amendment is being delivered pursuant to that certain side letter dated as of September 13, 2024, by and among the Parties. Capitalized terms used but not otherwise defined herein have the meaning set forth in the Agreement.

1.       Amendment.

Section 2.1 of the Agreement is hereby amended and restated in its entirety as follows:

“(a)      Except as otherwise provided by Section 2.1(b), as of the Agreement Date and during the term of this Agreement, the Board shall consist of sixteen (16) directors, of which three (3) Directors shall be nominated by Buyer (each, a “Buyer Nominee”), thirteen (13) Directors shall be nominated by Holdco Inc. (each, a “Holdco Inc. Nominee”) and each of the Shareholders shall take all actions as may be reasonably necessary to cause the Board to consist of such number of Holdco Inc. Nominees and Buyer Nominees.

(b)       Notwithstanding anything herein to the contrary, the number of Directors that Buyer shall be entitled to nominate pursuant to Section 2.1(a) and the total number of directors constituting the entire Board shall be adjusted in the following circumstances:

(i)       if at any time after the Second Closing (as such term is defined in the Subscription Agreement) under the Subscription Agreement (the “Initial Investment Date”), the Pro Rata Percentage of a Shareholder is less than or equal to the lesser of (A) seventeen and sixty-five hundredths percent (17.65%) and (B) the Maximum Subscription Percentage, but remains greater than the lesser of (x) two-thirds of seventeen and sixty-five hundredths percent (17.65%) and (y) two-thirds of the Maximum Subscription Percentage, then the number of Directors that such Shareholder shall have the right to nominate pursuant to this Section 2.1 shall be two (2);

(ii)        if at any time after the Initial Investment Date the Pro Rata Percentage of a Shareholder is less than or equal to the lesser of (A) two-thirds of seventeen and sixty-five hundredths percent (17.65%) and (B) two-thirds of the Maximum Subscription Percentage, but remains greater than the lesser of (x) one-third of seventeen and sixty-five hundredths percent (17.65%) and (y) one-third of the Maximum Subscription Percentage, then the number of Directors that such Shareholder shall have the right to nominate pursuant to this Section 2.1 shall be one (1);

(iii)       if at any time after the Initial Investment Date the Pro Rata Percentage of a Shareholder decreases to less than or equal to the lesser of (A) one-third of seventeen and sixty-five hundredths percent (17.65%) and (B) one third of the Maximum

Subscription Percentage, then such Shareholder shall cease to have any rights to nominate any Directors pursuant to this Section 2.1(a); and

(iv)       if any time Holdco Inc.’s Pro Rata Percentage is equal to or less than fifty percent (50%), then the Shareholders and the Company shall negotiate in good faith to amend this Agreement and the Organizational Documents of the Company to appropriately reflect the proportionate ownership of the Company by the Shareholders.

Each of the Shareholders shall take all actions as may be reasonably necessary to implement the foregoing changes as promptly as practicable, including voting to remove or causing the resignation of the appropriate Directors, voting to decrease the size of the Board.  In furtherance of the foregoing, Holdco Inc. has caused the Company to adopt the amended and restated Organizational Documents of the Company in the form of Exhibit C attached hereto, which are in effect as of the Parties’ entry into this Agreement.”

2.       Miscellaneous.

(a)       Reference to and Effect on the Agreement.

(i)       Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

(ii)      This Amendment shall be construed as one with the Agreement, and the Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment and as modified by the terms, provisions and conditions of this Amendment.

(iii)      If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern.

(b)       Headings.  The Article and Section headings contained in this Amendment are solely for the purpose of reference, are not part of the agreement of the parties and do not in any way affect the meaning or interpretation of this Agreement.

(c)       Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one (1) and the same Agreement.

(d)       Governing Law.  This Amendment will be governed by and construed in accordance with the laws of the State of New York (without regard to principles of conflicts of laws which might apply the laws of any other jurisdiction) applicable to contracts made and to be performed therein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the effective date set forth in the preamble above.

Company

IPALCO ENTERPRISES, INC.

By:	/s/ Gustavo Garavaglia
Name:	Gustavo Garavaglia
Title:	Vice President and Chief Financial Officer

[Signature page to Amendment to IPALCO Shareholders’ Agreement]

SIGNATURE PAGE TO
AMENDMENT TO IPALCO SHAREHOLDERS’ AGREEMENT

The undersigned (the “Shareholder”) hereby executes and delivers this signature page (this “Signature Page”) to Amendment to the IPALCO Shareholders’ Agreement as of the effective date set forth in the preamble thereto, which Signature Page, together with the Amendment and all counterparts and signature pages of the other parties to the Amendment, shall constitute one and the same instrument in accordance with the terms of the Amendment.

If an individual:	If an entity:

AES U.S. INVESTMENTS, INC.
Name of Shareholder	Name of Shareholder

/s/ Brian Hylander
Signature of Shareholder	Signature of authorized signatory

Brian Hylander
Name of authorized signatory

Vice President, General Counsel and Secretary
Title of authorized signatory

Signature of authorized signatory

Name of authorized signatory

Title of authorized signatory

[Signature page to Amendment to IPALCO Shareholders’ Agreement]

SIGNATURE PAGE TO
AMENDMENT TO IPALCO SHAREHOLDERS’ AGREEMENT

The undersigned (the “Shareholder”) hereby executes and delivers this signature page (this “Signature Page”) to Amendment to the IPALCO Shareholders’ Agreement as of the effective date set forth in the preamble thereto, which Signature Page, together with the Amendment and all counterparts and signature pages of the other parties to the Amendment, shall constitute one and the same instrument in accordance with the terms of the Amendment.

If an individual:	If an entity:

CDP INFRASTRUCTURES FUND L.P.
Name of Shareholder	Name of Shareholder

/s/ Frederic Lesage
Signature of Shareholder	Signature of authorized signatory

Frederic Lesage
Name of authorized signatory

Authorized signatory
Title of authorized signatory

/s/ Olivier Roy Durocher
Signature of authorized signatory

Olivier Roy Durocher
Name of authorized signatory

Authorized signatory
Title of authorized signatory

[Signature page to Amendment to IPALCO Shareholders’ Agreement]